UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 12, 2015

SUNCOKE ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001- 35782	35-2451470
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1011 Warrenville Road, Suite 600 Lisle, Illinois	60532
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (630) 824-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On August 12, 2015, SunCoke Energy Partners, L.P. (the “Partnership”) closed on its previously announced acquisition of Raven Energy LLC, a Delaware limited liability company (the “Raven Acquisition Transaction”).

Raven Acquisition Transaction

On July 20, 2015, the Partnership entered into a contribution agreement (the “Raven Contribution Agreement”) with Raven Energy Holdings, LLC, a Delaware limited liability company (“Raven Holdings”), an affiliate of The Cline Group, pursuant to which the Partnership agreed to acquire, for a total transaction value of approximately $412.0 million, all of the equity interests in Raven Energy LLC, which owns certain associated real and personal property rights, including, specifically, the Convent Marine Terminal (“Convent Marine”), one of the largest export terminals on the United States Gulf Coast, located in Convent, St. James Parish, Louisiana. The consideration for the Raven Acquisition Transaction included (i) the issuance to Raven Holdings of a number of common units, representing limited partner interests in the Partnership, having an aggregate value of approximately $82.4 million, (ii) the assumption of a $114.6 million, six-year term loan from an affiliate of Raven Holdings, which is subject to customary covenants and acceleration provisions, (iii) $193.4 million in cash and (iv) $21.6 million in cash withheld to fund the completion of on-going capital improvements at Convent Marine. Approximately $30.0 million of the aforementioned cash consideration was funded by SunCoke Energy, Inc., a Delaware corporation and the Partnership’s corporate sponsor (“SunCoke”), in exchange for approximately $30.0 million of the Partnership’s common units, representing limited partner interests in the Partnership, to Sun Coal & Coke LLC, a Delaware limited liability company and a wholly owned subsidiary of SunCoke (“Sun Coal & Coke”), in reliance on an exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933. The acquisition closed on August 12, 2015. In connection with the Raven Acquisition Transaction, the Partnership’s general partner made a capital contribution to the Partnership of approximately $2.3 million in order to preserve its 2% general partner interest.

The foregoing brief description provides only a summary of the Raven Contribution Agreement and the transactions contemplated thereunder, does not purport to be complete and is subject to, and qualified in its entirety by, reference to the text of the Raven Contribution Agreement, which is attached to this Current Report on Form 8-K as Exhibit 2.1 hereto and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by this reference.

Item 8.01	Other Events.

On August 12, 2015, the Partnership closed on its previously announced acquisition of additional interests in Gateway Energy & Coke Company, LLC (the “Supplemental Gateway Transaction”).

Supplemental Gateway Transaction

On July 20, 2015, the Partnership, SunCoke and Sun Coal & Coke entered into a supplement (the “Gateway Supplement”) to that certain Contribution Agreement, dated January 12, 2015, pursuant to which the Partnership acquired a 75% limited liability company interest in Gateway Energy & Coke Company, LLC (“Gateway”). Pursuant to the Gateway Supplement, on August 12, 2015, the Partnership acquired an additional 23% limited liability company interest in Gateway, in exchange for a total transaction value of approximately $67.0 million.

The consideration for the Supplemental Gateway Transaction included (i) the issuance to Sun Coal & Coke of a number of common units, representing limited partner interests in the Partnership, having an aggregate value of approximately $19.7 million, (ii) the assumption of $44.6 million principal amount of the outstanding $105.0 million principal amount of SunCoke’s 7.625% senior unsecured notes due August 2019 (the “SunCoke 2019 Notes”), and the obligation to pay approximately $604,500 of accrued but unpaid interest on such SunCoke 2019 Notes to the date of redemption plus the applicable redemption premium of approximately $1.7 million. In connection with the Supplemental Gateway Transaction, the Partnership’s general partner made a capital contribution to the Partnership of approximately $402,000, in order to maintain its 2% general partner interest.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Information of Business Acquired.

The audited consolidated financial statements of Raven Energy LLC and Affiliate as of December 31, 2014 and December 31, 2013, and for each of the years in the two-year period ended December 31, 2014, are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

The unaudited consolidated financial statements of Raven Energy LLC and Affiliate as of June 30, 2015, and for each of the three- and six-month periods ended June 30, 2015 and 2014, are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The pro forma financial information required by this Item 9.01(b) will be set forth in an amendment to this Current Report on Form 8-K within 71 days of the date hereof.

(d) Exhibits

Exhibit No.	Description

2.1*	Contribution Agreement, dated as of July 20, 2015, by and between Raven Energy Holdings, LLC and SunCoke Energy Partners, L.P.

15.1	Letter from Ernst & Young LLP, dated August 18, 2015, regarding unaudited interim financial information.

23.1	Consent of Ernst & Young LLP

99.1	Audited consolidated financial statements of Raven Energy LLC and Affiliate as of December 31, 2014 and December 31, 2013.

99.2	Unaudited consolidated financial statements of Raven Energy LLC and Affiliate as of June 30, 2015.

*	Certain exhibits and schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish copies of any of the exhibits and schedules to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNCOKE ENERGY PARTNERS, L.P.

By:	SunCoke Energy Partners GP LLC,
its General Partner

	By:	/s/ Fay West
Fay West
Senior Vice President and
Chief Financial Officer

Date: August 18, 2015

EXHIBIT INDEX

Exhibit No.	Exhibit

2.1*	Contribution Agreement, dated as of July 20, 2015, by and between Raven Energy Holdings, LLC and SunCoke Energy Partners, L.P.

15.1	Letter from Ernst & Young LLP, dated August 18, 2015, regarding unaudited interim financial information.

23.1	Consent of Ernst & Young LLP

99.1	Audited consolidated financial statements of Raven Energy LLC and Affiliate as of December 31, 2014 and December 31, 2013.

99.2	Unaudited consolidated financial statements of Raven Energy LLC and Affiliate as of June 30, 2015.

*	Certain exhibits and schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish copies of any of the exhibits and schedules to the U.S. Securities and Exchange Commission upon request.